Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MPM Holdings Inc. (“Momentive”) on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John G. Boss	/s/ Erick R. Asmussen
John G. Boss	Erick R. Asmussen
Chief Executive Officer	Chief Financial Officer

October 31, 2017	October 31, 2017

A signed original of this written statement required by Section 906 has been provided to Momentive and will be retained by Momentive and furnished to the Securities and Exchange Commission or its staff upon request.